                     SUPPLEMENT DATED JANUARY 10, 2005 TO

                      PROSPECTUS DATED APRIL 30, 2004 FOR

               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES

                                   ISSUED BY

                     GE LIFE AND ANNUITY ASSURANCE COMPANY

                                  THROUGH ITS

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.

An application has been filed with the Securities and Exchange Commission (the "SEC") for an order permitting the substitution of shares of the portfolios in Column A ("Existing Portfolios") with shares of the portfolios in Column B ("Replacement Portfolios"). Both investment options will be available to all contract owners until an Order is granted by the SEC. If an Order is granted, information will be sent to all contract owners regarding the "Exchange Date" on which the Existing Portfolios will be removed as investment options and substituted with the Replacement Portfolios.

                 Column A                                   Column B
            Existing Portfolios                      Replacement Portfolios
-------------------------------------------------------------------------------------
GE Investments Funds, Inc. -- Global        Franklin Templeton Variable Insurance
Income Fund                                 Products Trust -- Templeton Global Income
                                            Securities Fund -- Class 1 shares
-------------------------------------------------------------------------------------
GE Investments Funds, Inc. -- International Franklin Templeton Variable Insurance
Equity Fund                                 Products Trust -- Templeton Foreign
                                            Securities Fund -- Class 1 shares

If an order is granted, GE Life and Annuity Assurance Company anticipates the established Exchange Date will be at least 30 days, but not more than 60 days from the date the Order is granted. Should the Order be granted, any assets remaining in the Existing Portfolios will be transferred to applicable Replacement Portfolio. If we make such a transfer, this transfer will not be considered a transfer for the purpose of calculating the number of transfers that may permitted without invoking our right to assess a transfer charge or for calculating the number of transfers permitted per calendar year by U.S. Mail, voice response, telephone or facsimile.

Should you decide to transfer assets from the Existing Portfolios to the Replacement Portfolios, transfers made from the Existing Portfolios from January 10, 2005 until the Exchange Date will not be considered a transfer for the purpose of calculating the number of transfers that may be made each calendar year without invoking our right to assess a transfer charge. However, the restrictions on transfers regarding the number of transfers that may be made each calendar year by U.S. Mail, voice response, telephone or facsimile will still apply. Likewise, for 30 days after the Exchange Date, transfers may be made from the Replacement Portfolios to any other available portfolio will not be considered a transfer for the purpose of calculating the number of transfers that may be made each calendar year without invoking our right to assess a transfer charge. However, the restrictions on transfers regarding the number of transfers that may be made each calendar year by U.S. Mail, voice response, telephone or facsimile will still apply.